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                                                        Arthur Andersen





CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Shareholders and Trustees of
Pioneer Core Equity Fund

As independent public accountants, we hereby consent to the use of our report on Pioneer Core Equity Fund (formerly Pioneer Tax-Managed Fund) dated February 15, 2002 (and to all references to our firm) included in or made a part of Pioneer Core Equity Fund's Post-Effective Amendment No. 3 and Amendment No. 4 to Registration Statement File Nos. 333-87233 and 811-09585, respectively.



/s/ Arthur Andersen LLP
Boston, Massachusetts
April 29, 2002